UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Amendment No. 2

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: December 10, 2002

DOCUMENTUM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27358	95-4261421
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation or
organization)

6801 Koll Center Parkway, Pleasanton, California (Address of principal executive offices)	94566-7047 (Zip Code)

Registrant’s telephone number, including area code (925) 600-6800

N/A

(Former name or former address, if changed since last report.)

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 23.1
EXHIBIT 99.1

     On December 20, 2002, Documentum, Inc. (“Documentum”) filed a Current Report on Form 8-K (the “Form 8-K”) to report its acquisition of eRoom Technology, Inc., a Delaware corporation (“eRoom Technology”), by the statutory merger of Copper Top Acquisition Corp., a Delaware corporation and Documentum’s wholly owned subsidiary (“Sub”) with and into eRoom Technology. On February 24, 2003, Documentum filed Amendment No. 1 to the Form 8-K to file certain financial information required by Item 7 of Form 8-K. Documentum hereby amends the Form 8-K to include (i) the audit opinion of PricewaterhouseCoopers, LLP, the independent auditors of eRoom Technology, related to the financial statements of eRoom Technology filed as Exhibit 99.1 to form 8-K and (ii) the consent of PricewaterhouseCoopers, LLP to the inclusion of their audit opinion with this Form 8-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF eROOM TECHNOLOGY.

     Included herein as Exhibit 99.1 to this Form 8-K are the audited consolidated balance sheets of eRoom Technology as of December 31, 2000 and 2001, and the consolidated statements of operations, stockholders’ deficit, and cash flows for the years ended December 31, 1999, 2000 and 2001, and the notes to these audited consolidated financial statements.

     Also included herein as Exhibit 99.2 to this Form 8-K is the unaudited consolidated balance sheet of eRoom Technology as of September 30, 2002, the related unaudited consolidated statements of operations, stockholders’ deficit, and cash flows for the nine months ended September 30, 2002 and 2001, and the notes to these unaudited consolidated financial statements.

(b)  PRO FORMA FINANCIAL INFORMATION.

     The following documents of Documentum appear as Exhibit 99.3 to this Form 8-K and are incorporated herein by reference.

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2002;

(ii)	Unaudited Pro Forma Condensed Combined Statements of Operations for the Nine Months Ended September 30, 2002;

(iii)	Unaudited Pro Forma Condensed Combined Statements of Operations for the Year Ended December 31, 2001; and

(iv)	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

     The unaudited pro forma condensed combined financial statements attached as Exhibit 99.3 to this Form 8-K are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations for future periods or the financial position or results of operations that actually would have been realized had Documentum and eRoom Technology been a combined company during the specified periods. The unaudited pro forma condensed combined financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements and related notes of Documentum, included in its Form 10-K filed with the Securities and Exchange Commission on March 29, 2002 (as amended on August 29, 2002) and Form 10-Q filed with the Securities and Exchange Commission on November 14, 2002, and the historical consolidated financial statements and related notes of eRoom Technology, included elsewhere in this Form 8-K.

     The unaudited pro forma condensed combined financial statements give effect to the merger between Documentum and eRoom Technology using the purchase method of accounting. The pro forma condensed combined financial statements are based on the respective historical financial statements of Documentum and eRoom Technology. The unaudited pro forma condensed combined financial information has been prepared on the basis of assumptions described in the notes to the unaudited pro forma condensed combined financial statements. In the opinion of management, all adjustments necessary to present fairly this unaudited pro forma condensed combined financial information have been made.

     The unaudited pro forma condensed combined balance sheet assumes the merger took place on September 30, 2002, and the unaudited pro forma condensed combined statement of operations assumes the merger took place January 1, 2001. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2001 combines Documentum’s statement of operations for the year ended December 31, 2001 with the same period for eRoom Technology. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2002 combines Documentum’s statement of operations for the nine months ended September 30, 2002 with the same period for eRoom Technology. Such statements of operations do not include the estimated effect of the approximately $4,700,000 of nonrecurring charge for the write off of in-process research and development costs acquired.

(c)  EXHIBITS.

     2.1 * Agreement and Plan of Reorganization dated October 3, 2002, by and among Documentum, Inc., Copper Top Acquisition Corp., eRoom Technology, Inc. and certain other parties.

     23.1 Consent of PricewaterhouseCoopers, LLP.

     99.1 Audited Consolidated Financial Statements of eRoom Technology, Inc. for the years ended December 31, 1999, 2000 and 2001

     99.2** Unaudited Consolidated Financial Statements of eRoom Technology, Inc. as of September 30, 2002 and 2001

     99.3** Unaudited Pro Forma Condensed Combined Financial Information of Documentum, Inc.

*	Previously filed as an exhibit to the Registrant’s Form 8-K (File No. 000-27358) filed on October 8, 2002.
**	Previously filed as an exhibit to the Registrant’s Amendment No. 1 to Form 8-K (File No. 000-27358) filed on February 24, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENTUM, INC

/s/ Mark Garrett

Mark Garrett Chief Financial Officer and Executive Vice President (Principal Financial and Accounting Officer)

Date: September 9, 2003

DOCUMENTUM, INC.

Current Report on Form 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*	Agreement and Plan of Reorganization dated October 3, 2002, by and among Documentum, Inc., Copper Top Acquisition Corp., eRoom Technology, Inc. and certain other parties.

23.1	Consent of PricewaterhouseCoopers, LLP.

99.1	Audited Consolidated Financial Statements of eRoom Technology, Inc. for the years ended December 31, 1999, 2000 and 2001

99.2**	Unaudited Consolidated Financial Statements of eRoom Technology, Inc. as of September 30, 2002 and 2001

99.3**	Unaudited Pro Forma Condensed Combined Financial Information of Documentum, Inc.

*	Previously filed as an exhibit to the Registrant’s Form 8-K (File No. 000-27358) filed on October 8, 2002.
**	Previously filed as an exhibit to the Registrant’s Amendment No. 1 to Form 8-K (File No. 000-27358) filed on February 24, 2003.